                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant [X]

Filed by Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary proxy statement
[_]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)
     (2)
[X]  Definitive proxy statement
[_]  Definitive additional materials
[_]  Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12

                              EQUUS II INCORPORATED
             -------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

         Dana Hiller, 2929 Allen Parkway, Suite 2500, Houston, TX 77019
         --------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies: _________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction: _____________________

     (5)  Total fee paid: ________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: __________________________________________

     (2)  Form, Schedule, or Registration Statement No.: _______________________

     (3)  Filing Party: ____________________________________________

     (4)  Date Filed: ____________________________________________

                              EQUUS II INCORPORATED

                         2929 Allen Parkway, Suite 2500
                              Houston, Texas 77019
                                 (713) 529-0900

                    Notice of Annual Meeting of Stockholders

TIME                      9:00 a.m. Houston time on Friday, May 9, 2003

PLACE                     Meeting Room No. 1, Ground Level,
                          Wortham Tower
                          2727 Allen Parkway
                          Houston, Texas 77019

ITEMS OF BUSINESS         (1) To elect eight members to the Board of Directors
                          for the ensuing year.

                          (2) To ratify the Board of Directors' appointment of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending December 31, 2003.

                          (3) To approve and ratify an amendment to the Fund's 1997 Stock Incentive Plan as it applies to directors of the Fund who are neither officers nor employees of the Fund and to authorize the cancellation and reissuance of certain options granted to non-employee directors of the Fund under the Fund's 1997 Stock Incentive Plan.

                          (4) To transact such other business as may properly come before the meeting.

RECORD DATE               You are entitled to vote if you were a stockholder at
                          the close of business on March 21, 2003.

VOTING BY PROXY           Please submit a proxy as soon as possible so that your
                          shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail.
                          For specific instructions, please refer to the Questions and Answers, beginning on page 2 of this proxy statement and the instructions on the proxy card.

                                   By order of the Board of Directors,


                                   TRACY H. COHEN
                                   Secretary

This proxy statement and accompanying proxy card are being distributed on or about April 11, 2003

                              EQUUS II INCORPORATED
                         2929 Allen Parkway, Suite 2500
                              Houston, Texas 77019
                              --------------------
                                 PROXY STATEMENT
                              --------------------

     This Proxy Statement is furnished to the stockholders of Equus II Incorporated ("EQS" or the "Fund"), in connection with the solicitation by its Board of Directors of proxies to be voted at the 2003 Annual Meeting of Stockholders to be held on Friday, May 9, 2003, at 9:00 a.m., local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, and at any adjournment thereof.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

     At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, the ratification of the Fund's independent auditors, the approval of an amendment to the 1997 Stock Incentive Plan and the cancellation and reissuance of certain options previously granted to the non-employee directors under the 1997 Stock Incentive Plan. In addition, the Fund's management will report on the performance of the Fund during 2002 and respond to questions from stockholders.

Who is entitled to vote?

     Stockholders of record at the close of business on the record date, March 21, 2003, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. A list of stockholders on the record date will be available for inspection at the Fund's office at 2929 Allen Parkway, Suite 2500, Houston, Texas for ten days before the meeting.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

     Parking is available at local garages; the fee for parking is $0.75 per half hour.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 6,233,021 shares of common stock of the Fund were outstanding.

Proxies received but marked as abstentions and broker non-votes that are voted on any matter will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Fund, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I vote by telephone or electronically?

     Because of cost increases, we are not offering registered stockholders (that is, if you hold your stock in your own name) the ability to vote by telephone or via the Internet. If your shares are held in "street name," you will need to contact your broker or other nominee to determine whether you will be able to vote by telephone or electronically.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Fund either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

     The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     .  for election of the nominated slate of directors (see page 4);
     . for ratification of the appointment of PricewaterhouseCoopers LLP as the Fund's independent auditors (see page 16); and
     . for approval and ratification of the proposed amendment to the Fund's 1997 Stock Incentive Plan and to authorize the cancellation and reissuance of certain options granted to non-employment directors of the Fund under the Fund's 1997 Stock Incentive Plan (see page 18).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are votes counted?

     In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST," or "ABSTAIN." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHELD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted in favor of or against such matter, although it will be counted as voted for purposes of determining whether there is a quorum.

     If you hold shares in "street name" through a broker, bank, or other nominee, your broker, bank, or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

What does it mean if I receive more than one proxy or voting instruction card?

     It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Who will bear the cost of soliciting votes for the meeting?

     The cost of soliciting proxies will be paid by the Fund. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. The solicitation of proxies will be by mail, telephone, or otherwise through the officers and regular employees of the Fund or Equus Capital Management Company (the "Management Company"), the Fund's investment advisor, without special compensation therefor.

                         ITEM 1 -- ELECTION OF DIRECTORS

     Article III, Section 3.2 of the By-laws of the Fund provides for a minimum of three and a maximum of fifteen directors (a majority of whom must be independent directors). There are currently eight directors, including six independent directors (i.e. directors who are not "interested persons" as defined in the Investment Company Act). The nominees receiving an affirmative vote of a plurality of the shares entitled to vote and present, either in person or by proxy, at the Annual Meeting, will be elected as members of the Board. All of the elected directors will serve until their respective successors have been duly elected and qualified or until they resign, die or are removed from office.

     The persons named as proxies in the enclosed form of proxy were selected by the Board, and have advised the Board that, unless authority is withheld, they intend to vote the shares represented by them at the Annual Meeting for the election of Sam P. Douglass, Gregory J. Flanagan, Robert L. Knauss, Nolan Lehmann, Gary R. Petersen, John W. Storms, Dr. Francis D. Tuggle, and Dr. Edward
E. Williams. All of the nominees are current members of the Board, six of whom are independent directors (Messrs. Flanagan, Knauss, Petersen, Storms, Dr. Tuggle, and Dr. Williams). All of the nominees have consented to their nomination and will serve if elected to the Board.

     The Board knows of no reason why any nominee for director would be unable to serve as a director. If at the time of the Annual Meeting any of the named nominees are unable or unwilling to serve as directors of the Fund, the persons named as proxies intend to vote for such substitutes as may be nominated by the Board.

     The Board unanimously recommends that each stockholder vote "FOR" the election of the Board's nominees for Director.

What are the duties of the Board of Directors?

     The Board provides overall guidance and supervision with respect to the operations of the Fund and performs the various duties imposed on the directors of business development companies by the Investment Company Act. Among other things, the Board supervises the management arrangements of the Fund, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the Investment Company Act, the Fund's Restated Certificate of Incorporation or By-laws require that the actions be approved by a majority of the independent directors. The Investment Company Act requires that a majority of the directors be individuals who are not "interested persons" (as defined under the Investment Company Act) of the Fund.

Nominees for Director

                                                                                             Number of
                                                                                           Portfolios in
                                                                                           Fund Complex        Other
                                                                                            Overseen by    Directorships
                           Position(s)  Term of Office                                      Director or    Held by Director
         Name              Held with    and Length of        Principal Occupation(s)        Nominee for    or Nominee for
        and Age               Fund       Time Served          During Past 5 Years            Director        Director
        -------               ----       -----------          -------------------            --------        --------
Gregory J. Flanagan;        Director    One year;        Area President of Arthur J.            One
Age 57                                  director         Gallagher & Co. and Managing
                                        since 1992       Director of Healthcare First, a
                                                         division of Arthur J. Gallagher
                                                         & Co. since December 15, 2000.
                                                         From January 1997 to December
                                                         15, 2000, he was a Vice
                                                         President of Arthur J.
                                                         Gallagher & Co

Robert L. Knauss;           Director    One year;        Chairman and Principal                 One          The Mexico Fund,
Age 72                                  director         Executive Officer of Philip                         Inc., Philip
                                        since 1991       Services Corp. since April                          Services Corp.,
                                                         2002; Chairman and Chief                            Seitel Inc., and
                                                         Executive Officer of Baltic                         Baltic
                                                         International USA, Inc. since                       International
                                                         January 1994.                                       USA, Inc.

Gary R. Petersen;           Director    One year;        Managing Director of EnCap             One          Nuevo Energy
Age 56                                  director         Investments, L.L.C. since 1989                      Company and
                                        since 1994                                                           Plains All
                                                                                                             American
                                                                                                             Pipeline, L.P.

John W. Storms;             Director    One year;        Managing General Partner of            Two
Age 58                                  director         Storms & Critz, Certified
                                        since 1991       Public Accountants since May of
                                                         1988

Dr. Francis D. Tuggle;      Director    One year;        Dean and Professor at the              One
Age 60                                  director         George L. Argyros School of
                                        since 1991       Business and Economics at
                                                         Chapman University since July
                                                         2002; Professor at the Kogod
                                                         College of Business Administration
                                                         at American University from July
                                                         1990 to June 2002 where he was Dean
                                                         from July 1990 to June 1996

Dr. Edward E. Willams;      Director    One year;        Henry Gardiner Symonds                 One          Service
Age 57                                  director         Professor and the Director of                       Corporation
                                        since 1992       the Entrepreneurship Program                        International
                                                         of the Jesse H. Jones Graduate
                                                         School of Management at Rice
                                                         University since 1982

The following directors, who are officers of the Fund, are "interested persons" as defined in the Investment Company Act.

Sam P. Douglass;            Chairman of   One year;      Chairman of the Board and Chief        Two
Age 70                      the Board     Chairman and   Executive Officer of the
                            and Chief     CEO since      Management Company since 1983.
                            Executive     1991           Since December 1978, he has
                            Officer                      served as Chairman and
                                                         Chief Executive Officer of Equus
                                                         Corporation International ("ECI"),
                                                         a privately owned corporation
                                                         engaged in a variety of
                                                         investment activities

Nolan Lehmann;              President     One year;      President and a director of the        Two          Allied Waste
Age 58                      and a         President      Management Company since 1983                       Industries, Inc.
                            director      and a
                                          director
                                          since 1991

What committees has the Board established?

     The Board has five committees: an Audit Committee, a Committee of the Independent Directors, a Compensation Committee, a Nominating Committee, and a Committee to Study Methods for the Enhancement of Shareholder Value. The Board has no other standing committees.

Audit Committee

     The functions of the Audit Committee are to:

        . recommend, for shareholder approval, the appointment of the Fund's independent auditors, and oversee the compensation, retention, and other matters relating to the engagement or discharge of the independent auditors;
        .  oversee the Fund's financial controls and reporting processes;
        . direct and supervise investigations of matters within the scope of the independent auditor's duties;
        . review with the independent auditors the audit plan and results of the audit;
        . review and oversee the Fund's annual and interim financial statements;
        . approve each professional service provided by the independent auditors prior to the performance of such service, including any non-audit services (including the fees and term thereof);
        .  review the performance of the independent auditor;
        .  review the Fund's legal, regulatory and ethical compliance programs;
           and
        . establish procedures for handling complaints involving accounting, internal accounting controls and auditing matters.

     The members of the Audit Committee are independent (as defined in Section 303.01(B)(2) and (3) of the New York Stock Exchange listing standards). The Fund's Audit Committee charter is attached hereto as Appendix A.

Committee of the Independent Directors

       The functions of the Committee of the Independent Directors are to:

        . recommend to the full Board approval of any management, advisory, or administration agreements;
        . recommend to the full Board any underwriting or distribution agreements;
        .  review the fidelity bond and premium allocation;
        .  review any joint insurance policies and premium allocation;
        . review and monitor the Fund's compliance with procedures adopted pursuant to certain rules promulgated under the Investment Company Act; and
        . carry out such other duties as the independent directors shall, from time to time, conclude are necessary in the performance of their duties under the Investment Company Act.

Compensation Committee

     The function of the Compensation Committee is to determine and issue stock options for officers of the Fund under the Equus II Incorporated 1997 Stock Incentive Plan (the "Plan"), which is the only form of compensation paid by the Fund to its officers for serving as such.

Nominating Committee

     The function of the Nominating Committee is to select individuals for nomination to the Board of Directors of the Fund. The Nominating Committee will consider nominees recommended by stockholders. The procedures to be followed by stockholders in submitting such recommendations are set forth under "Stockholder Proposals for 2004 Annual Meeting."

Committee to Study Methods for the Enhancement of Shareholder Value

     The function of the Committee to Study Methods for the Enhancement of Shareholder Value is to recommend to the Board plans and actions that might increase the value at which the EQS Common Stock trades on the New York Stock Exchange.

How often did the Board and its committees meet during 2002?

     During 2002, the Board met in person four times, the Audit Committee held six meetings, and the Compensation Committee, the Nominating Committee, and the Committee to Study Methods for the Enhancement of Shareholder Value each held one meeting. The Committee of Independent Directors met as needed at regularly scheduled Board Meetings. All directors attended more than 75% of the meetings held by the Board or the committees of the Board on which they served.

                           BOARD COMMITTEE MEMBERSHIP

------------------------------------------------------------------------------------------------------------------

                                                                               Committee to Study
                                                               Committee of     Methods for the
                                   Audit       Compensation     Independent      Enhancement of      Nominating
             Name                Committee       Committee       Directors     Shareholder Value     Committee
------------------------------------------------------------------------------------------------------------------
Gregory J. Flanagan                                  X               X                 X*
------------------------------------------------------------------------------------------------------------------
Robert L. Knauss                     X*                              X                                   X
------------------------------------------------------------------------------------------------------------------
Gary R. Petersen                                     X*              X                                   X
------------------------------------------------------------------------------------------------------------------
John W. Storms                       X                               X                                   X*
------------------------------------------------------------------------------------------------------------------
Dr. Francis D. Tuggle                X                               X                 X
------------------------------------------------------------------------------------------------------------------
Dr. Edward E. Williams                               X               X                 X
------------------------------------------------------------------------------------------------------------------

X  = Member
*  = Chairman

     The Restated Certificate of Incorporation and By-laws of the Fund provide for the indemnification of the Fund's directors in connection with their activities as directors.

Dollar Range of Equity Securities Beneficially Owned by Directors

                                                                     Aggregate Dollar Range of Equity
                                                                     Securities in All Funds Overseen
                                                                       or to be Overseen by Director
            Name of Director          Dollar Range of Equity              or Nominee in Family of
              or Nominee             Securities in the Fund(1)             Investment Companies
              -----------            ----------------------                --------------------
Sam P. Douglass                            Over $100,000                       Over $100,000

Gregory J. Flanagan                     $50,001-$100,000(3)               $50,001-$100,000(2)(3)

Robert L. Knauss                           $1-$10,000(3)                     $1-$10,000(2)(3)

Nolan Lehmann                              Over $100,000                       Over $100,000

Gary R. Peterson                        $10,001-$50,000(3)                 $10,001-$50,000(2)(3)

John W. Storms                          $50,001-$100,000(3)               $50,001-$100,000(2)(3)

Dr. Francis D. Tuggle                   $10,001-$50,000(3)                $10,001-$100,000(2)(3)

Dr. Edward E. Williams                   Over $100,000(3)                   Over $100,000(2)(3)

(1)  Based on closing price of EQS common stock on April 4, 2003.

(2) Includes only shares of the Fund. No independent director or nominee for director of the Fund is a director of another fund in the Equus family of investment companies except John W. Storms who is an independent general partner of Equus Capital Partners, L.P., a Delaware limited partnership managed by the Management Company.

(3)  Excludes options exercisable within 60 days that are not in-the-money.

Other Indirect Interests

     Dr. Williams may be paid additional sums by Equus Capital Corporation, a wholly owned subsidiary of the Management Company ("ECC"), in connection with ECC's redemption of its Series C preferred stock. ECC has liquidated substantially all of its assets, but is retaining some cash for taxes, operating expenses, and contingencies. At December 31, 2002, the aggregate value of the assets held by ECC was $1,903,488, of which Dr. Williams had a 5.3% interest.

Compensation of Directors and Executive Officers of the Fund

     During 2002, each director who was not an officer of the Fund received an annual fee of $25,000, $3,000 for each meeting of the directors attended, $1,500 for participation in each meeting conducted by telephonic conference, and $1,500 for each committee meeting attended ($500 for each committee meeting - if attended on the same day as a Board meeting), and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. For 2003, the Board has voted to reduce the annual fee to $20,000, the meeting fee to $2,000, and the committee fee to $1,000 per meeting. The independent directors do not receive any additional compensation from the Fund or portfolio companies for any additional services rendered. Officers and directors of the Fund who are affiliated with management may serve as directors of portfolio companies and in such capacities may receive and retain directors' fees and other compensation directly from the portfolio companies. Officers of the Fund do not receive cash compensation directly from the Fund, but are employed by and receive a salary from the Management Company. The Fund established a stock incentive plan in 1997 to provide incentive compensation to its directors, officers, and employees.

     The directors who were not officers of the Fund were paid an aggregate of $238,500 and $246,000 as compensation for the years ended December 31, 2002 and 2001, respectively.

     Under the 1997 Stock Incentive Plan (the "Plan"), each non-officer director was granted an option to purchase 5,500 shares of EQS common stock on November 4, 1997. In addition, each individual elected as a non-officer director is, on the first business day following the annual stockholders meeting, granted a stock option to purchase 2,200 shares of EQS common stock at the closing sales price for shares of EQS common stock on that date. One of the items of business to be voted on at the Annual Meeting of the Stockholders will be to authorize the cancellation of certain outstanding options to purchase shares of EQS common stock held by non-employee directors, which were granted prior to 2002, and to authorize the Fund to make a one-time grant of options to purchase the same number of EQS shares to each non-employee director at current market value of the EQS shares at the date of the Annual Meeting. The Fund currently has no bonus, profit-sharing, pension or retirement plan. Any new director will automatically be granted an option to purchase 5,500 shares of EQS common stock on the first business day following such director's first board meeting.

     Under the Plan the Fund may grant stock options to eligible directors and officers for up to the number of shares of EQS common stock equal to 20% of the outstanding shares. At December 31, 2002, the Fund had outstanding stock options covering an aggregate of 1,086,800 shares. The Compensation Committee is responsible for granting awards of stock options under the Plan.

Compensation

     The following table sets forth all compensation paid to the directors, and for each of the three highest paid officers who have aggregate compensation from the Fund in 2002 in excess of $60,000:

                                                                                               Long-term
                                                                    Pension               Compensation Awards
                                            Aggregate             or Retirement           -------------------
                                          Compensation         Benefits Accrued as        Number of Securities
          Name of Director                from the Fund       Part of Fund Expenses       Underlying Options
         ------------------               -------------       ---------------------       ---------------------
         Sam P. Douglass* ..............    $     0(1)                  $0                              0
         Gregory J. Flanagan ...........     38,500                      0                          2,200
         Robert L. Knauss ..............     41,750                      0                          2,200
         Nolan Lehmann* ................          0(1)                   0                              0
         Gary R. Petersen ..............     37,500                      0                          2,200
         John W. Storms ................     41,750                      0                          2,200
         Francis D. Tuggle .............     40,500                      0                          2,200
         Edward E. Williams ............     38,500                      0                          2,200

______________
*    Designates an "interested person."
(1)  Mr. Douglass and Mr. Lehmann do not receive a salary from the Fund.

Options Granted During 2002

     The following table contains information concerning the grant of stock options under the Fund's incentive stock plan to directors and executive officers during 2002:

                                         % of Total
                                          Options
                                         Granted to
                            Number of    Directors                              Potential Realizable Value at Assumed
                           Securities       and                                      Annual Rates of Stock Price
                           Underlying   Officers in   Exercise                     Appreciation for Option Term(1)
                             Options    Fiscal Year     Price    Expiration        -------------------------------
          Name             Granted (#)     2002        ($/Sh)       Date                  5%            10%
          ----             -----------     ----        ------       ----                  --            ---
Sam P. Douglass ........             0        0%        $  --           --             $     0        $     0
Gregory J. Flanagan ....         2,200     16.7%         7.80     05/07/12              27,952         44,509
Robert L. Knauss .......         2,200     16.7%         7.80     05/07/12              27,952         44,509
Nolan Lehmann ..........             0        0%           --           --                   0              0
Gary R. Petersen .......         2,200     16.7%         7.80     05/07/12              27,952         44,509
John W. Storms .........         2,200     16.7%         7.80     05/07/12              27,952         44,509
Francis D. Tuggle ......         2,200     16.7%         7.80     05/07/12              27,952         44,509
Edward E. Williams  ....         2,200     16.7%         7.80     05/07/12              27,952         44,509

-----------
(1) The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by the rules adopted by the Securities and Exchange Commission and are not intended to forecast future appreciation of the Fund's stock price. The potential realizable values are based on an assumption that the stock price of the shares of EQS Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. The values do not take into account amounts required to be paid as income taxes or option provisions providing for termination of an option following termination of employment, nontransferability, or vesting over periods of up to four years.

Stock Option Exercises and Fiscal Year-End Values

     The following table sets forth certain information concerning the value of options exercised during the last fiscal year and unexercised options held by the Fund's Chief Executive Officer and the Fund's four most highly compensated executive officers other than the CEO at December 31, 2002:

                                                                   Number of Securities
                                                                  Underlying Unexercised      Value of Unexercised
                                                                        Options at           In-the-Money Options at
                                     Shares                          December 31, 2002        December 31, 2002(1)
                                   Acquired On      Value            -----------------        --------------------
                                    Exercise      Realized      Exercisable   Unexercisable Exercisable Unexercisable
                                    --------      --------      -----------   ------------- ----------- -------------
Sam P. Douglass ...............         0            $0           158,400        79,200          $0          $0
Nolan Lehmann .................         0             0           151,800        75,900           0           0
Gary L. Forbes ................         0             0           132,000        66,000           0           0
Randall B. Hale ...............         0             0           132,000        66,000           0           0
Tracy H. Cohen ................         0             0            66,000        33,000           0           0

__________
(1) The value is based on a closing price of $6.64 per share on December 31, 2002.

Executive Officers of the Fund

     The executive officers of the Fund as of December 31, 2002 were:

          Sam P. Douglass      Chairman of the Board and Chief Executive Officer
          Nolan Lehmann        President
          Tracy H. Cohen       Vice President and Secretary
          Gary L. Forbes       Vice President
          Randall B. Hale      Vice President
          Dana K. Hiller       Vice President

Executive officers receive no cash compensation from the Fund, but participate in the 1997 Stock Incentive Plan. See "Investment Management Agreement" and "Management Company" below. For a description of the business background of each of Messrs. Douglass and Lehmann see "Nominees for Director" above.

Tracy H. Cohen      Ms. Cohen has been Secretary of the Fund since March 1996
Age 36              and a Vice President of the Fund since May 1995. She has
                    been Secretary of the Management Company since April 1999.
                    She has also been Investor Relations Manager of the Management Company since April 1995. Ms. Cohen is a director of three of the privately owned companies in which the Fund has an investment. Ms. Cohen is a certified public accountant.

Gary L. Forbes      Mr. Forbes has been a Vice President of the Fund since
Age 59              December 1991 and a Vice President of the Management Company
                    since November 1991. He is a director of Consolidated
                    Graphics, Inc. and NCI Building Systems, Inc. He is also a director of six of the privately owned companies in which the Fund has an investment. Mr. Forbes is a certified public accountant.

Randall B. Hale     Mr. Hale has been a Vice President of the Fund and the
Age 40              Management Company since November 1992. He has been a
                    director of the Management Company since February 1996. Mr.
                    Hale is a director of ENGlobal Corporation and four of the privately owned companies in which the Fund has an investment. Mr. Hale is a certified public accountant.
                    Effective February 15, 2003, Mr. Hale resigned his positions as a vice president of the Fund and as a director and officer of the Management Company to become Chief Executive
                    Officer of Container Acquisition, Inc., a portfolio company of the Fund.

Dana K. Hiller      Ms. Hiller has been a Vice President of the Fund since May
Age 35              2001. She joined the Management Company as Controller in
                    September 1999. From May 1997 to September 1999 she was practice controller of Integrated Orthopedics, Inc. From
                    August 1994 to May 1997 she was a financial analyst with American General Land Development. She is a certified public accountant.

Filing of Reports of Stock Ownership

     Under the federal securities laws, the Fund's directors, executive (and certain other) officers, and any persons holding more than ten percent of EQS Common Stock are required to report their ownership of EQS Common Stock and any changes in that ownership to the Fund and the Securities and Exchange Commission (the "SEC"). Specific due dates for these reports have been established by regulation and the Fund is required to report in this proxy statement any failure to file by these dates in 2002. The Fund's directors, officers, and ten-percent holders satisfied all of these filing requirements.

     As of April 4, 2003, the Fund believes that all directors, officers and ten-percent holders are current in their filings. In making these statements, the Fund has relied on the written representations of its directors, officers and ten percent holders and copies of reports that they have filed with the SEC.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth at April 4, 2003, the number and percentage of outstanding shares of EQS Common Stock beneficially held by (1) any person known to the Fund to be the beneficial owner of more than five percent of the EQS common stock, (2) each director and nominee for director of the Fund, and
(3) all officers and directors as a group. Under the rules of the SEC, a person is deemed to own beneficially all securities as to which that person owns or shares voting or investment power, as well as all securities which such person may acquire within 60 days through the exercise of currently available conversion rights, warrants or options. Except as otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.

                                                              Amount and Nature of
                                                               Beneficial Ownership
                                                               --------------------
                                                Sole Voting        Options
                                                    and          Exercisable      Other
                           Name of              Investment         Within      Beneficial                 Percent
Title of Class         Beneficial Owner            Power           60 days      Ownership       Total    of Class
--------------         -----------------           -----           -------      ---------       -----    --------
Common Stock      Karpus Management, Inc.(1)      584,838               0            0         584,838     9.4%
                  Sam P. Douglass(2)               19,657         158,400      388,474(3)      566,531     8.9
                  Nolan Lehmann(4)                144,781         151,800       41,375(5)      337,956     5.3
                  Gregory J. Flanagan               7,700          15,398        1,100(6)       24,198     *
                  Robert L. Knauss                    675          15,398          438(7)       16,511     *
                  Gary R. Petersen                  2,155          15,398            0          17,553     *
                  John W. Storms                    7,876          14,298            0          22,174     *
                  Francis D. Tuggle                 3,400          14,298            0          17,698     *
                  Edward E. Williams               42,418          15,398            0          57,816     *

                  All directors and               253,068         618,188      431,387       1,302,643    19.0%
                      officers as a group
                      (eleven persons)

*    Indicates less than one percent.
(1) The address of Karpus Management, Inc. is 14 Tobey Village Office Park, Pittsford, New York 14534. The address of and number of shares beneficially owned by Karpus Management, Inc. is based on the Schedule 13D/A filed by Karpus Management, Inc. with the SEC on March 7, 2003.
(2)  Mr. Douglass' address is 2929 Allen Parkway, Suite 2500, Houston, Texas
     77019.
(3) Includes (a) 28,260 shares held directly and in retirement accounts by Paula T. Douglass, Mr. Douglass' wife, (b) 154,918 shares held by trusts for the benefit of members of Mr. Douglass' family of which Mr. Douglass is the trustee and a lifetime beneficiary, a trust of which Mr. Douglass is the beneficiary, and a trust of which Mrs. Douglass is the beneficiary, and
     (c) 205,296 shares held by Equus Corporation International, a Delaware corporation of which Mr. Douglass is the Chairman of the Board and Chief Executive Officer. Mr. Douglass disclaims beneficial ownership of all shares not directly owned by him.
(4)  Mr. Lehmann's address is 2929 Allen Parkway, Suite 2500, Houston, Texas
     77019.
(5)  Includes (a) 5,778 shares held by Jeanne Lehmann, Mr. Lehmann's spouse and
     (b) 35,597 shares held by Lehmann Investments, L.P., of which Mr. Lehmann is the general partner. Mr. Lehmann disclaims beneficial ownership of all shares not owned directly by him.
(6)  Includes 1,100 shares held by his spouse.
(7) Includes 438 shares held by the Robert L. Knauss Defined Plan (the "Knauss Plan") of which Mr. Knauss is a control person. Mr. Knauss disclaims beneficial ownership of the shares held by the Knauss Plan.

                         INVESTMENT MANAGEMENT AGREEMENT

     The investments and business of the Fund are managed by the Management Company pursuant to a Management Agreement (the "Management Agreement") dated May 9, 1997. The date that the Management Agreement was last submitted to a vote of the stockholders of the Fund was May 9, 1997, when it was initially approved. On May 7, 2002, the Board of Directors of the Fund approved the continuation of the Management Agreement until June 30, 2003.

     Under the Management Agreement the Management Company provides, or arranges for suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Fund and the conduct of its business. Such management and administrative services include providing the Fund with office space, equipment, facilities and supplies, and clerical services; keeping and maintaining the books and records of the Fund, and handling communications and correspondence with stockholders; preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Fund to identify, evaluate, structure, monitor and dispose of the Fund's investments. In return for its services and the expenses that the Management Company assumes under the Management Agreement, the Fund pays the Management Company, on a quarterly basis, a management fee equal to 0.5% of the net assets of the Fund on the last day of each calendar quarter (2% per annum). The management fee is payable quarterly in arrears. The Management Company's management fee from the Fund was $1,532,152 for the year ended December 31, 2002. The total net assets of the Fund as of December 31, 2002, were approximately $77.0 million.

     Under the Management Agreement, the Fund bears all costs and expenses directly allocable and identifiable to the Fund or its business or investments, including all expenses with respect to investments or the acquisition or disposition thereof, expenses of registering the shares under federal and state securities laws, costs of printing proxies and other expenses related to meetings of stockholders, litigation expenses, costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments, fees of transfer agents and custodians, legal fees, fees of independent public accountants, expenses of printing and distributing reports to stockholders, securities holders and regulatory bodies, federal, state and local taxes, and other costs and expenses directly allocable and identifiable to the Fund or its business or investments.

     The Management Company also received additional compensation of $50,000 for providing certain investor communication services to the Fund for the year ended December 31, 2002.

     Officers of the Management Company also serve as directors of portfolio companies in which the Fund has investments. In consideration for such service, such officers may receive and retain fees and non-employee director stock options from such portfolio companies. During 2002, the officers of the Fund received $256,750 of director fees from portfolio companies.

     The Management Agreement will continue in effect until June 30, 2003, and from year-to-year thereafter provided such continuance is approved at least annually by (i) a vote of a majority of the outstanding shares of the Fund or
(ii) a majority of the directors who are not "interested persons" of the Fund, at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of the Board of Directors of the Fund or the holders of a majority of the Fund's shares on 60 days' written notice to the Management Company, and would automatically terminate in the event of its "assignment" (as defined in the Investment Company Act).

                               MANAGEMENT COMPANY

     The Management Company was formed in 1983 and maintains its offices at 2929 Allen Parkway, Suite 2500, Houston, Texas 77019. The Management Company's sole activity is to perform management, administrative and investment advisory services for the Fund, Equus Capital Partners, L.P. and Equus Equity Appreciation Fund, L.P. The Management Company is a registered investment adviser under the Investment Advisers Act of 1940.

     The officers and directors of the Management Company are:

     Sam P. Douglass           Chairman of the Board and Chief Executive Officer
     Nolan Lehmann             President and a director
     Paula T. Douglass         Director
     S. Preston Douglass, Jr.  Director
     Gary L. Forbes            Vice President
     Tracy H. Cohen            Secretary

For a description of the business background of each of Messrs. Sam P. Douglass, Lehmann, and Forbes and Ms. Cohen see "Nominees for Director" and "Executive Officers of the Fund" above. A description of the business background of Paula
T. Douglass and S. Preston Douglass, Jr., is set forth below. The business address of the Management Company's officers and directors is 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, except for S. Preston Douglass, Jr. whose address is 2626 South Padre Island Drive, Corpus Christi, Texas 78413.

     Paula T. Douglass, age 51, has been a director of Equus Corporation International ("ECI") since December 1978 and a director of the Management Company since July 1993. From February 1998 through November 2000, Ms. Douglass was Chairman and Chief Executive Officer of Cinema Film Systems, Inc.

     S. Preston Douglass, Jr. age 41, has been a director of the Management Company since July, 1993. He is Chairman, Chief Executive Officer and President of Corpus Christi Harley Davidson.

     There is no family relationship between any independent director of the Fund and any director or officer of the Management Company. Paula T. Douglass is the wife of Sam P. Douglass and S. Preston Douglass, Jr. is the son of Sam P. Douglass.

     As a result of its stock ownership in the Management Company, ECI has 80% voting control of the Management Company.

             ITEM 2 -- RATIFICATION OF THE SELECTION OF INDEPENDENT
                              AUDITORS FOR THE FUND

     The Audit Committee has selected the accounting firm of PricewaterhouseCoopers LLP to audit the Fund's financial statements for, and otherwise act as the Fund's independent accountants with respect to the fiscal year ending December 31, 2003. The Fund's appointment of PricewaterhouseCoopers LLP is conditioned on the Fund's right to terminate such employment at any time without any penalty. In accordance with the Audit Committee's resolution, the selection of PricewaterhouseCoopers LLP for the current fiscal year is submitted to stockholders for ratification. The Fund knows of no direct or indirect financial interest of PricewaterhouseCoopers LLP in the Fund.

     PricewaterhouseCoopers LLP was retained as the independent accountants for the Fund on July 5, 2002, following the resignation of Arthur Andersen LLP ("Andersen") as the independent accountants for the Fund. Prior to their resignation, Andersen served as the independent accountants for the Fund since the organization of the Fund in 1991. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of the stockholders.

Report of the Audit Committee

     The Audit Committee of the Board reviews the financial reporting process, the system of internal controls, the audit process, and the process of monitoring compliance with laws and regulations. Each member of the committee satisfies the definition of independent director as established in the New York Stock Exchange listing standards currently in effect. In addition, the Board has determined that Robert L. Knauss, as defined by SEC rules, is both independent and an audit committee financial expert. In February 2003, we revised our independent charter, which was then approved by the Fund's Board of Directors. The revised Audit Committee charter is attached hereto as Appendix A.

     The Audit Committee met six times during 2002. The Audit Committee has reviewed and discussed the Fund's audited financial statements for the year ended December 31, 2002, with management, which has primary responsibility for the financial statements, and with PricewaterhouseCoopers LLP. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Fund's independent accountants during 2002, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

     The Audit Committee received from PricewaterhouseCoopers LLP the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee, as amended) and discussed with PricewaterhouseCoopers LLP their independence.

     Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Fund's audited financial statements for the year ended December 31, 2002, be included in the Fund's Annual Report on Form 10-K for the year ended December 31, 2002, and be filed with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the Fund's independent accounts for 2003.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the Investment Company Act of 1940, as amended, except to the extent that the Fund specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                                 Submitted by:

                                                 Audit Committee

                                                 Robert L. Knauss, Chairman
                                                 John W. Storms
                                                 Dr. Francis D. Tuggle

Audit and Non-Audit Fees

     During 2002, the Fund retained its principal auditor, PwC, to provide services in the following categories and amounts:

          Audit Fees                                        $75,870
          Financial Information Systems Design
            and Implementation Fees                         $     0
          All Other Fees                                    $     0

     During 2002, PwC provided audit services to the Management Company and Equus Capital Corporation, a subsidiary of the Management Company. The fee for such services was $25,000.

     The proposal to ratify the appointment of PwC as the Fund's independent auditors requires the affirmative vote of a majority of the outstanding shares of EQS Common Stock represented and entitled to vote at the Annual Meeting.

     The Board unanimously recommends that each stockholder vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Fund.

        ITEM 3 -- APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE FUND'S
          1997 STOCK INCENTIVE PLAN AND CANCELLATION AND REISSUANCE OF
              CERTAIN OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS OF
               THE FUND UNDER THE FUND'S 1997 STOCK INCENTIVE PLAN

     On May 15, 1997, the Board of Directors of the Fund implemented an executive compensation plan in the form of a stock option plan meeting the requirements of Section 61(a)(3)(B) of the Investment Company Act to provide incentive compensation to the individuals who manage the Fund. Officers, employees, and directors of the Fund are eligible to participate in the 1997 Stock Incentive Plan (the "Plan"). The Plan was approved by the Board on February 7, 1997, and by the Fund's stockholders on April 9, 1997. The portion of the Plan applicable to non-employee directors was implemented following receipt of an order from the Securities Exchange Commission ("SEC") dated November 4, 1997, approving that portion of the Plan.

     At the 2001 annual meeting, stockholders approved an amendment to the Plan to permit the Fund to grant dividend equivalent rights with option awards. The Fund proposes to make certain technical amendments to the Plan to permit the award of dividend equivalent rights to non-employee directors and to permit the Fund to make a one-time grant of options to its non-employee directors to replace certain outstanding options that will be cancelled.

     The Board believes that the Plan plays an integral role in retaining the services of experienced personnel, in encouraging such personnel to have a greater personal financial investment in the Fund, and to align the interests of management with the Fund's stockholders through increased employee ownership of the Fund.

     The Fund does not have a profit-sharing plan as described in Section 57(n) of the Act and does not pay incentive compensation to its management under
Section 205 of the Investment Adviser Act. Other than stock options issued to officers and directors of the Fund under the Plan, the Fund does not currently have outstanding any warrants, options, or rights to purchase its voting securities.

     In addition to providing for the grant of stock options to officers and employees of the Fund, each non-employee director serving on the Board on November 4, 1997, was granted a nonqualified stock option to purchase 5,500 shares of common stock, $.001 par value, of the Fund that vested 50% immediately and 16-2/3% on the first, second, and third anniversaries of the date of grant. Each new non-employee director is granted upon his or her election a nonqualified stock option for a similar number of shares. In addition, beginning with the 1998 annual meeting of stockholders of the Fund, each non-employee director elected was, and will be, on the first business day following the annual meeting, granted a nonqualified stock option to purchase 2,200 shares of common stock. The exercise price of the options is the closing price of the common stock on the New York Stock Exchange on the date the option is granted or if no market for the common stock exists, the current net asset value of the shares of common stock. Each option is exercisable during the period beginning six months after the date of grant and ending ten years after the date of grant. In the event of the termination of a director's services because of death, permanent disability, or retirement, any unvested options vest and the director or, if the director is not living, the director's estate, may exercise his or her options during the one-year period following the date of death, permanent disability, or retirement. The termination of a director's services will not otherwise accelerate the termination date of his or her options. Options may not be assigned or transferred other than by will or the laws of descent and distribution.

     As originally adopted, the exercise price of options granted under the Plan is set at the closing market price of the common stock on the date an option is granted. This pricing formula did not take into account any income or capital gain distributions made by the Fund. Historically, the market price of the Fund's shares has declined by an amount approximating any distribution made by the Fund. The Fund has made a number of decisions that require periodic distributions. First, the Fund has attempted to qualify as a regulated investment company ("RIC") under the Internal Revenue Code in order to be exempt from taxation at the Fund level. To qualify as RIC, the Fund is required to distribute at least 90% of its investment company taxable income each year. Second, the Fund has elected to distribute its realized capital gains rather than to retain such gains and pay capital gains tax at the Fund level. Third, from 1995 to 2000, the Fund had a policy of paying a minimum annual distribution of at least $0.50 per share. Each of these policies and distributions resulted in a decline in the Fund's net asset value and a corresponding decline in the market price of the Fund's common stock. Since 1997, the Fund has distributed approximately $5.45 per share in long-term capital gains, ordinary income, and capital.

     To address this problem, in 2001 the Board of Directors proposed an amendment to the Plan to provide for the grant of dividend equivalent rights. Generally, a dividend equivalent right provides each holder of an option with the right to receive an amount equal to the dividend distributions paid on a share of common stock subject to an option. The Fund's stockholders approved this amendment in May 2001.

     The establishment and amendment of stock option plans pursuant to which options are granted to non-employee directors of a business development company must be approved by the SEC. The Fund received an order from the SEC approving the Plan in 1997. The Fund has filed an application with the SEC to permit the award of dividend equivalent rights to non-employee directors and to permit a special one-time grant of options to replace certain outstanding options that will be cancelled. Implementation of the following amendments to the Plan and the cancellation and reissuance of options to the non-employee directors is subject to receipt of an order from the SEC approving such amendments and options.

     The Board's intention in adopting dividend equivalent rights was that non-employee directors would be entitled to be granted dividend equivalent rights with their Automatic Option Awards under the Plan.

     Each of the six non-employee directors has been granted and currently holds the following options to purchase shares under the Plan:

               Date of Grant      Number of Options(1)       Exercise Price
               -------------      --------------------       --------------
                 11/4/1997                5,500                 $ 21.82
                 5/14/1998                2,200                   24.95
                  5/6/1999                2,200(2)                14.15
                 5/10/2000                2,200                    9.04
                  5/4/2001                2,200                    8.45
                  5/7/2002                2,200                    7.80
                                        -------
                     Total               16,500
                                        =======

The six non-employee directors hold options to purchase a total of 96,800 shares. These options represent less than 9% of the total options outstanding and less than 1.6% of the issued and outstanding shares of the Fund. The average exercise price of outstanding options issued to the non-employee directors prior to 2003 is approximately $18.08 per share.

     The Board proposes to amend or modify the Plan, subject to stockholder approval, to permit (1) the cancellation of outstanding options to purchase 96,800 shares held by non-employee directors (outstanding options granted prior to 2003) and (2) a one-time grant of options to purchase 16,500 shares

_______________
(1) Includes a 10% stock dividend paid in December 2001.

(2) Mr. Storms and Dr. Tuggle each exercised options to purchase 1,100 shares in 1999 and hold options to purchase 15,400 shares.

(15,400 shares in the case of Mr. Storms and Dr. Tuggle) to each non-employee director at the closing price of the EQS shares on the date of the 2003 Annual Meeting.

     As originally adopted, the Plan does not permit members of the Compensation Committee to receive awards under the Plan other than Automatic Awards, as defined in the Plan. This provision was included in the Plan at the time of its original drafting to permit options granted under the Plan to qualify for the exemption from Section 16(b) of the Securities Exchange Act of 1934 (short-swing profits) provided by Rule 16b-3. Subsequent to the Plan's adoption, the Securities Exchange Commission amended Rule 16b-3 to broaden the types of exempt transactions. Under Rule 16b-3, as amended, the grant of options to directors are exempt from Section 16(b) if (1) the grant is approved by the board of directors of the issuer, a committee of the board of directors that is comprised solely of two or more Non-Employee Directors (as defined in Rule 16b-3), (2) the grant is approved by the stockholders of the issuer, or (3) the equity securities so acquired are held for a period of six months following acquisition.

     The Board proposes the following amendments to the Plan:

     1.   Paragraph 1.2(a) of the Plan will be amended to read as follows:

          (a) The Plan shall be administered by a Committee of disinterested persons appointed by the Board of Directors of the Company (the "Committee"), as constituted from time to time. The Committee shall consist of at least two members of the Board of Directors. Each member of the Committee shall be a "Non-Employee Director" as such term is defined in Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     2. Section 1.4 of the Plan will be amended to add the following new clause (vi):

          (vi) Dividend Equivalent Rights, as described in Article VIII.

     3.   Article VIII of the Plan will be amended to read as follows:

          Section 8.1. Award of Dividend Equivalent Rights. Concurrently with or subsequent to the award of any Stock Option, Incentive Stock Option, or Automatic Award the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee a related dividend equivalent right ("Dividend Equivalent Right"). The Dividend Equivalent Right will grant the Optionee the right to receive, with respect to each share of Common Stock subject to a Stock Option, Incentive Stock Option, or Automatic Award, for a period of time to be determined by the Committee, an amount equal to each cash payment, stock dividend, or other distribution declared and paid by the Fund on its outstanding shares of common stock. The period shall not extend beyond the expiration date set forth in the Stock Option, Incentive Stock Option, or Automatic Award. The terms and conditions of each Dividend Equivalent Right shall be specified in a dividend equivalent right agreement that evidences the Award.

          Section 8.2. Payments. Payment pursuant to a Dividend Equivalent Right shall be deferred and shall accumulate (with interest computed in a manner to be determined by the Committee) or may be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional equivalents, until a date or event specified by the Committee and then shall be made within 30 days after the occurrence of the specified date or event, unless the right is forfeited under the terms of the Plan. Any reinvestment shall be at fair market value on the date of reinvestment. A Dividend Equivalent Right shall be settled only upon exercise of the Stock Option, Incentive Stock Option, or Automatic Award to which it relates. To the extent permitted by the Investment Company Act of 1940, as amended, the Committee may provide that in lieu of paying the amount of a deferred Dividend Equivalent Right to an Optionee in cash upon settlement of the right, the option price of the Stock Option, Incentive Stock Option, or Automatic Award to which the Dividend Equivalent Right relates shall be reduced by the amount of the deferred Dividend Equivalent Right.

          Section 8.3. Termination. Each Dividend Equivalent Right shall terminate upon termination of the Stock Option, Stock Incentive Option, or Automatic Award to which it relates.

     Other than the proposed cancellation of the 96,800 outstanding options and the grant of 96,800 in replacement options, the Board does not propose to grant non-employee directors any additional awards under the Plan (other than Automatic Awards) without stockholder or SEC approval.

     The Board unanimously recommends that each stockholder vote "FOR" the ratification and approval of the proposed amendments to the 1997 Stock Incentive Plan, the cancellation of the outstanding Automatic Awards granted to non-employment directors of the Fund under the 1997 Stock Incentive Plan, and the reissuance of an equivalent number of Automatic Awards at the closing price of a share of common stock on the date of the 2003 Annual Meeting.

     Implementation of the foregoing transactions will be subject to the issuance by the SEC of an exemptive order permitting such transactions.

                                  OTHER MATTERS

     The Board knows of no matters other than those listed in the Notice of Annual Meeting that are likely to come before the annual meeting. However, if any other matter properly comes before the meeting, the individuals named as proxies will vote in accordance with their best judgment on such matters.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting are not received by the time scheduled for the annual meeting, the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting.

                                  ANNUAL REPORT

     The financial statements of the Fund are contained in the 2002 Annual Report to Stockholders, which has been provided to the stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of the Fund's Annual Report to Stockholders is available without charge upon request. Please direct your request to Equus II Incorporated, Attention: Investor Relations, P. O. Box 130197, Houston, Texas 77219-0197, (713) 529-0900.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Under the regulations of the SEC, an EQS stockholder may submit a proposal on a proper subject for action at the 2004 annual meeting. All proposals must be mailed to the Fund, c/o Equus Capital Management Corporation, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, attention: Nolan Lehmann, and must be received at that address no later that December 1, 2003, in order to be considered for inclusion in the Fund's proxy statement and form of proxy for the 2004 annual meeting. Submission of a stockholder proposal does not guarantee inclusion in the Fund's proxy statement or form of proxy because certain SEC rules must be met.

     Under our By-laws, if you are a stockholder and wish to make a director nomination at a stockholders' meeting, written notice of your intent to make such nomination must be given, either by personal delivery or by U.S. mail, postage prepaid, to Tracy H. Cohen, Secretary, Equus II Incorporated, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, not less than 60 nor more than 90 days prior to the meeting; provided, however, that in the event less than 70 days' notice or prior public disclosure of the date of the meeting is given to stockholders, your notice to be timely must be received not later than the close of business on the fifth day following the day on which such notice is mailed or such public disclosure was made. Each such notice must set forth certain information specified in the Fund's By-laws.

     The By-laws also provide that no business may be brought before an annual meeting unless it has been properly brought before the meeting. To be properly brought before the meeting a stockholder must deliver a written notice to the Fund at the address set forth in the preceding paragraph of the stockholder's intention to present a proposal (containing certain information specified in the By-laws) within the time limits described above for delivering of notice of a nomination for the election of a director. These requirements apply to any matter that a stockholder wishes to raise at an annual meeting other than pursuant to the procedures in SEC Rule 14a-8.

     The proxy solicited by the Board of Directors for the 2004 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Fund is provided with notice of such proposal no later than February 15, 2004.

     A copy of the full text of the By-law provisions discussed above may be obtained by writing to the Corporate Secretary, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019.

                                                                      APPENDIX A

                              Equus II Incorporated

                             Audit Committee Charter

The audit committee of the board of directors of Equus II Incorporated shall consist of a minimum of three directors. Members of the committee shall be appointed by the board of directors upon the recommendation of the nominating and corporate governance committee and may be removed by the board of directors in its discretion. All members of the committee shall be independent directors under the standard proposed by the New York Stock Exchange, and shall also satisfy the more rigorous independence requirement for members of audit committees established by the New York Stock Exchange and Rule 10A-3 of the Securities and Exchange Commission. All members shall have sufficient financial experience and at least one member shall be an audit committee financial expert, as such term is defined in Rule 401 of Regulation S-K of the Securities and Exchange Commission and/or Section 303A of the New York Stock Exchange's Listed Company Manual.

The purpose of the committee shall be to assist the board in its oversight of the integrity of (1) the financial statements of the fund, (2) the fund's compliance with legal and regulatory requirements, (3) the independence and qualifications of the independent auditor, and (4) the performance of the fund's internal audit function and independent auditor.

In furtherance of this purpose, the committee shall have the following authority and responsibilities:

     1. To discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory or New York Stock Exchange requirements.

     2. To discuss with management and the independent auditor, as appropriate, earnings press releases and financial information.

     3. To recommend, for shareholder approval, the independent auditor to examine the fund's accounts, controls and financial statements. The committee shall have the sole authority and responsibility for the appointment, compensation, retention, and oversight of the work of the independent auditor engaged by the fund (including resolution of disagreements between management and the auditor regarding financial reporting). The committee shall have the sole authority to approve all audit engagement fees and terms and the committee, or a member of the committee, must pre-approve any non-audit service (including the fees and term thereof) provided to the fund by the fund's independent auditor. The independent auditor will report directly to the committee.

     4. To discuss with management and the independent auditor as appropriate, any audit problems or difficulties and management's response thereto, and the fund's risk assessment and risk management policies, including the fund's major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

     5. To review the fund's financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting the fund's financial statements, including alternatives to, and the rationale for, the decisions made.

     6. To review and approve an appropriate control process for the fund's internal transactions and accounting and to meet separately, periodically, with personnel responsible for the internal audit function.

     7. To obtain and review at least annually a formal written report from the independent auditor delineating: the auditing firm's internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm's internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews. Also, in order to assess auditor independence, the committee will review at least annually all relationships between the independent auditor and the fund.

     8. To prepare and publish an annual committee report in the fund's proxy statement.

     9. To set policies for the hiring of employees or former employees of the fund's independent auditor.

     10. To review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct. In connection with these reviews, the committee will meet, as deemed appropriate, with fund officers and employees.

     11. To establish procedures for (1) the receipt, retention, and treatment of complaints received by the fund regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission of employees of the fund of concerns regarding questionable accounting or auditing matters.

     The committee shall meet separately at least quarterly with management and also with the fund's independent auditor.

     The committee shall have authority to retain such outside counsel, experts and other advisors, as the committee may deem necessary to carry out its duties in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

     While the committee has the responsibilities and powers set forth in this charter, it is not the duty of the committee to plan or conduct audits or to determine that the fund's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

     The committee shall report to the board after each committee meeting and shall conduct and present to the board an annual performance evaluation of the committee. The committee will review with the full board any issues that arise with respect to the quality or integrity of the fund's financial statements, the fund's compliance with legal or regulatory requirements, and the performance of the fund's independent auditor. The committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

                              EQUUS II INCORPORATED

                         2929 Allen Parkway, Suite 2500
                              Houston, Texas 77019

This Proxy is solicited on behalf of the Board of Directors of Equus II Incorporated (the "Fund") for the Annual Meeting of Stockholders on May 9, 2003.

     The undersigned hereby constitutes and appoints Sam P. Douglass or Nolan Lehmann, with full power of substitution and revocation to each, the true and lawful attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of Equus II Incorporated to be held on May 9, 2003, at 9:00 a.m. local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, or any adjournments thereof (the "Annual Meeting") and to vote the shares of Common Stock, $.001 par value per share, of the Fund ("Shares"), standing in the name of the undersigned on the books of the Fund on March 21, 2003, the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting.

     The undersigned hereby acknowledges previous receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby revokes any proxy or proxies heretofore given by the undersigned.

                (Continued and to be signed on the reverse side)

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, the proxy will be voted FOR election of directors and FOR proposals 2 and 3.

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here [X]

1.    Election of the eight nominees listed below to the Board of Directors.

                                                      Nominees:
      FOR ALL NOMINEES_______                         [_] Sam P. Douglass
                                                      [_] Gregory J. Flanagan
                                                      [_] Robert L. Knauss
      WITHHOLD AUTHORITY FOR ALL NOMINEES _____       [_] Nolan Lehmann
                                                      [_] Gary R. Petersen
      FOR ALL EXCEPT (see instructions below) _____   [_] John W. Storms
                                                      [_] Dr. Francis D. Tuggle
                                                      [_] Dr. Edward E. Williams

      INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here.

         [_]
The Board of Directors recommends a vote "FOR" the following Proposals

2. Ratification of the appointment of PricewaterhouseCoopers, LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2003:

      FOR __________   AGAINST ___________  ABSTAIN ___________

3. Approve and ratify an amendment to the Fund's 1997 Stock Incentive Plan and to authorize the cancellation and reissuance of certain options granted as it relates to non-employee directors, as set forth in the proxy statement.

      FOR __________   AGAINST ___________  ABSTAIN ___________

The Board of Directors knows of no other matter to come before the meeting. If any other matter is properly brought before the meeting with respect to which the Fund was not provided notice on or before February 15, 2003, the proxies will have discretion to vote this proxy on such matter in accordance with their best judgment.

Date__________________________________________

Signature ____________________________________

Signature ____________________________________

Please sign exactly as name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.